                          THE GABELLI VALUE FUND INC.

                              FIRST QUARTER REPORT
                                 MARCH 31, 1999




                                      ****

    Morningstar Rating(TM) of The Gabelli Value Fund was 4 stars overall and for the three-year period ended 3/31/99 among 2947 domestic equity funds, and for the five-year period ended 3/31/99 among 1810 domestic equity funds.



TO OUR SHAREHOLDERS,

        The first quarter of 1999 was an up, then down, and then up again period for stocks. January's gains eroded in February as a much stronger than expected U.S. economy sparked inflationary concerns. Bonds declined, ultimately dragging stocks down with them. Then, in March, a favorable employment report coupled with positive comments on inflation from Federal Reserve Chairman Greenspan encouraged investors and, as a result, stocks and bonds rallied.

        The market advance continued to be uneven, strongly favoring large cap stocks over mid caps and small caps, and growth stocks over the value sector across the market capitalization spectrum. Mid cap and small cap indices closed the quarter with losses.

INVESTMENT PERFORMANCE

        For the first quarter ended March 31, 1999, The Gabelli Value Fund's (the "Fund") total return was 7.5%. The Standard & Poor's ("S&P") 500 Index had a total return of 5.0% while the Value Line Composite and Russell 2000 Indices declined 3.7% and 5.4%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 15.3% over the trailing twelve-month period. The S&P 500 rose 18.5% while the Value Line Composite and Russell 2000 declined 8.7% and 16.3%, respectively, over the same twelve-month period.

        For the five-year period ended March 31, 1999, the Fund's total return averaged 22.7% annually versus average annual total returns of 26.2%, 14.9% and 11.2% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through March 31, 1999, the Fund had a cumulative total return of 356.9%, which equates to an average annual total return of 17.3%.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

------------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter
                                                ---------------------------------------------------------
                                                  1st             2nd             3rd              4th                Year
                                                  ---             ---             ---              ---                ----
   1999:     Net Asset Value ...............    $17.29            __              __                __                 __
             Total Return ..................      7.5%            __              __                __                 __
------------------------------------------------------------------------------------------------------------------------------
   1998:     Net Asset Value ...............    $16.43          $16.94          $14.71            $16.08             $16.08
             Total Return ..................     14.9%            3.1%          (13.2)%            19.8%              23.2%
------------------------------------------------------------------------------------------------------------------------------
   1997:     Net Asset Value ...............    $11.63          $14.11          $15.73            $14.30             $14.30
             Total Return ..................      1.0%           21.3%           11.5%              8.6%              48.2%
------------------------------------------------------------------------------------------------------------------------------
   1996:     Net Asset Value ...............    $12.88          $13.08          $12.63            $11.52             $11.52
             Total Return ..................     10.9%            1.6%           (3.4)%             0.0%               8.7%
------------------------------------------------------------------------------------------------------------------------------
   1995:     Net Asset Value ...............    $11.41          $11.75          $12.81            $11.61             $11.61
             Total Return ..................      8.8%            3.0%            9.0%              0.3%              22.5%
------------------------------------------------------------------------------------------------------------------------------
   1994:     Net Asset Value ...............    $11.37          $11.55          $12.43            $10.49             $10.49
             Total Return ..................     (6.0)%           1.6%            7.6%             (2.7)%              0.0%
------------------------------------------------------------------------------------------------------------------------------
   1993:     Net Asset Value ...............    $11.15          $11.93          $13.92            $12.09             $12.09
             Total Return ..................     10.1%            7.0%           16.7%              1.5%              39.4%
------------------------------------------------------------------------------------------------------------------------------
   1992:     Net Asset Value ...............    $10.40           $9.84          $10.04            $10.13             $10.13
             Total Return ..................      9.7%           (5.4)%           2.0%              6.4%              12.7%
------------------------------------------------------------------------------------------------------------------------------
   1991:     Net Asset Value ...............     $9.51           $9.50           $9.57             $9.48              $9.48
             Total Return ..................     11.8%           (0.1)%           0.7%              2.5%              15.3%
------------------------------------------------------------------------------------------------------------------------------
   1990:     Net Asset Value ...............     $9.23           $9.36           $8.19             $8.51              $8.51
             Total Return ..................     (2.4)%           1.4%          (12.5)%             9.0%              (5.6)%
------------------------------------------------------------------------------------------------------------------------------
   1989:     Net Asset Value ...............          __               __              __          $9.58              $9.58
             Total Return ..................          __               __              __           2.1%(b)            2.1%(b)
------------------------------------------------------------------------------------------------------------------------------

                               Dividend History
------------------------------------------------------------------------------
Payment (ex) Date        Rate Per Share      Reinvestment Price
-----------------        --------------      ------------------
December 28, 1998         $1.490                  $15.54
December 29,1997          $2.720                  $14.01
December 27, 1996         $1.110                  $11.57
December 27, 1996         $1.110                  $11.57
December 27, 1995         $1.230                  $11.56
December 30, 1994         $1.600                  $10.49
December 31, 1993         $2.036                  $12.09
December 31, 1992         $0.553                  $10.13
December 31, 1991         $0.334                  $ 9.48
December 31, 1990         $0.420                  $ 8.51
March 19, 1990            $0.120                  $ 9.21
December 29, 1989        $0.0678                  $ 9.58


                  Average Annual Returns - March 31, 1999 (a)
                  --------------------------------------------

1 Year     ...............................................  15.3%
           ...............................................   9.0%(c)
5 Year     ...............................................  22.7%
           ...............................................  21.3%(c)
Life of Fund (b) .........................................  17.3%
           ...............................................  16.6%(c)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

WHY DID WE DO SO WELL?

        With our small to mid cap value bias, how did we outperform our benchmark and the Russell 2000 and Value Line Composite Indices? The answer is simple. We buy high-quality companies run by shareholder sensitive managements at opportunistic prices. We benefit directly when corporate acquirers scoop up the bargains in our portfolio, and indirectly, when merger and acquisition activity alerts investors to value in our portfolio holdings' industry groups. To wit, take our investment in Aeroquip-Vickers, where we applaud Chairman Darryl Allen for agreeing to sell the company to Eaton Corp. at a price of $58 per share, 54.3% higher than our average investment cost of $37.60 on the 320,000 shares held. In the cable trenches, we also saw substantive gains in Tele-Communications Inc., TCI Ventures and MediaOne Group as deal activity helped surface values throughout the sector.

WHAT WE DO

        The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last nine years at The Gabelli Value Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

                                    [GRAPHIC]

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

        Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY
THE ECONOMY AND THE MARKET--A REVERSAL OF FORTUNES?

        In 1998, the drivers of the market were declining interest rates and continued liquidity as opposed to corporate earnings. For the year, S&P 500 earnings rose a modest 2.0% and if calculated on a non-weighted basis, earnings were flat. However, the 30-year Treasury bond yield dropped nearly a full percentage point from its March 1998 high, resulting in a significant expansion of equities' price/earnings multiples and a 28.7% annual gain for the S&P 500.

        We are faced with a mirror image situation today. We believe S&P earnings can grow in the 8.0% to 10.0% range, a terrific showing compared to 1998. If interest rates hold relatively steady near current levels, the S&P 500's current lofty price/earnings multiple could be sustained and the market could advance in line with earnings gains. The less optimistic picture would be rising inflation, materially higher interest rates, rapidly contracting equity multiples and a meaningful correction in the S&P 500. At this stage, we think either scenario is plausible and will leave market forecasting to the Wall Street gurus.

AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

        In our September 30, 1998 report, we pondered the impact of our "Four M's" (Market, McGwire, Monica and Meriwether) on the American consumer. Would the American consumer stop spending because of global economic turmoil, accentuated in the U.S. and global capital markets by John Meriwether (the head of ill-fated Long Term Capital Management), and the domestic political crisis spawned by President Clinton's relationship with Monica Lewinsky? Or, would the consumer be buoyed by rising capital markets resulting from a strong domestic economy along with the heroics of baseball slugger Mark McGwire and continue to help sustain economic momentum here and overseas. We favored the latter conclusion. In retrospect, the American consumer continued to be the engine driving global economic growth.

        Today, we still ask the same question. Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

REFLATION VERSUS DEFLATION

        Another critical economic and market question is whether domestic inflation will continue to be subdued. Thus far, deflationary pressures from abroad have kept inflation in check at home. A question to keep in mind though is how long will the "price dumping" of exports from Asian and Latin American nations continue? Oil has already spiked up. Asian and European economies are in the process of being reflated--the Japanese are essentially giving money away in an attempt to revive their moribund economy while Euroland is cutting interest rates in order to accelerate economic momentum. We also wonder how much longer productivity gains will continue to offset rising wages in fully employed America. We have our fingers crossed, but suspect that at some point, inflation may once again raise its ugly head and create a headwind for the American financial markets.

        We remain focused on values and individual investment opportunities. If one looks exclusively at the S&P 500, which is trading at more than 30 times trailing earnings, stocks would have to be characterized as richly valued. But in reality, the S&P 500 is a narrow gauge of the market, with the largest 25 component stocks having an enormous influence on the performance of the index. The same can be said about the Nasdaq Composite Index, which is driven by a relative handful of large technology stocks. However, there are many cheap stocks available, as reflected in the much more reasonable valuations of broader market indices. It is anyone's guess as to when the investing public will stop chasing the high priced market favorites and begin gravitating toward more realistically priced stocks. Nonetheless, we note that corporate buyers are out in force, searching for business bargains. As we have repeatedly stated over the past several years, quality companies trading at low valuations--the type of stocks we favor--should continue to attract corporate bargain hunters and provide a tailwind for our portfolio.


                           FLOW OF FUNDS ($ Billions)



SOURCES                                                    1993          1994          1995          1996          1997        1998
-------                                                    ----          ----          ----          ----          ----        ----
U.S. Deals                                              $   234       $   340       $   511       $   652       $   919     $ 1,620
Stock Buybacks                                               37            46            99           176           181         207
Equity Mutual Funds (Net)                                   130           119           128           222           232         159
Dividends                                                   158           182           205           262           275         279
                                                        -------       -------       -------       -------       -------     -------
TOTAL SOURCES:                                              558           688           943         1,312         1,607       2,265
                                                        -------       -------       -------       -------       -------     -------

USES
----
IPOs                                                        103            62            82           115           118         108
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities (net)                 63            48            50            60            41         (25)
   International Purchases of U.S. Equities (net)            21             1            17            11            64         (22)
                                                        -------       -------       -------       -------       -------     -------

   Net Flow:                                                 43            47            34            49           (23)         (3)
                                                        -------       -------       -------       -------       -------     -------

TOTAL USES:                                                 146           109           116           164            95         105
                                                        -------       -------       -------       -------       -------     -------
NET FLOW OF FUNDS:                                      $   413       $   579       $   827       $ 1,148       $ 1,513     $ 2,160
                                                        =======       =======       =======       =======       =======     =======


Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.
(C) 1999 Gabelli Asset Management Inc.

A FLY (OR A FLYSPECK) IN THE MERGER AND ACQUISITION OINTMENT?

        The accounting profession is once again meddling with the "deal" world. The pencil pushers have decided to take a hard look at "pooling of interest" accounting that minimizes the consequences on reported earnings of many corporate mergers by essentially allowing companies to merge at book value, thus eliminating goodwill charges. We suspect the rules will be changed within the next several years. In the short term, a change will likely ignite deal fervor. In the long run, we doubt it will restrain merger and acquisition activity for long, if at all. We recall that in the late 1960s and early 1970s, changes in the accounting standards for amortizing goodwill had a negative impact on reported net earnings for merging companies. In fact, that is what inspired us to begin focusing on EBITDA instead of net earnings in valuing stocks. By the time the accounting rules changes were on the books, the investment bankers and financial engineers had figured out how to thwart the new rules and deals continued to be transacted.

        We think the same thing will happen this time. By the time the accountants develop new rules for pooling of interest in mergers, smart money will have figured out how to circumvent the new rules and structure deals so that they still make economic sense. In fact, we may see mergers and acquisitions accelerate as companies scramble to get deals done before the rules change.

REST IN PEACE

        During the first quarter, we bid a sad (tongue firmly planted in cheek) farewell to Aeroquip-Vickers, which passed on to Eaton Corp. We also mourn the impending demise of Southwest Gas to Oneok or Southern Union, Frontier Corp. to Global Crossing and MediaOne to AT&T. We will miss these portfolio friends, but are comforted by their generous bequests to portfolio performance this quarter.

        A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Value Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.


                       FIRST QUARTER 1999 COMPLETED DEALS


                                         NUMBER             AVERAGE COST          CLOSING
FUND HOLDING                          OF SHARES (a)         PER SHARE (b)        PRICE (c)       CLOSING DATE     %RETURN (d)
------------                          -------------         -------------        ---------       ------------     -----------
TCI Ventures Group                        720,000               $ 8.41            $28.00            3/10/99         232.86%
TCI/Liberty Media Group                    82,000                37.93             54.44            3/10/99          43.53
Tele-Communications Inc., Cl. A           465,000                13.48             67.88            3/10/99         403.56

-------------------------------------------------------------------------------
(a) Number of shares held by the Fund on the final day of trading for the issuer.

(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.

(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.

(d) Represents average estimated return based on average cost per share and closing price per share.

Note: See the Portfolio of Investments for a complete listing of holdings.

        Going forward, we expect accelerating deal activity from large companies using high price/earnings multiple stock as currency to buy smaller companies with much lower P/Es. This is accounting magic. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be accretive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This price/earnings multiple arbitrage will be a deal too good for many savvy business buyers to pass up.

FIRST QUARTER SCORECARD

        In addition to the aforementioned "Rest in Peace" companies, our big hits this quarter include Liberty Media Group, the former Tele-Communication Inc.'s ("TCI") cable programming subsidiary, now trading as a tracking stock of AT&T. Former TCI Chairman John Malone has been given free reign to put Liberty Media's $5.5 billion in cash to work, doing what he has always done best, investing in media companies. Our other cable television ("CATV") holding, Cablevision Systems, also contributed handsomely to returns. Additionally, we received a performance boost from the recovery in our Latin American media investment, Grupo Televisa.

        Commodity oriented holdings such as Archer-Daniels-Midland and Corn Products International; capital goods investments such as Gerber Scientific; and energy positions such as PennzEnergy must be scored as portfolio errors this quarter. Funeral home and cemetery owner/operator Loewen Group, which turned down an attractive takeover offer from Service Corp. International two years ago and embarked on an ill-advised acquisition rampage, deserves Hall of Shame recognition for burying more investors than clients this quarter.

TUNING IN TO CABLE VALUES

        As aforementioned, our cable television holdings continued to contribute to portfolio returns. A flurry of smaller private acquisitions in the CATV industry, Adelphia's purchase of Century Communications and AT&T's bid for MediaOne, have resulted in the average transactional value of a cable subscriber (as measured by acquisition price) jumping from $2,500 to nearly $4,000 in the last year.

        Are these values economically justifiable? If you believe, as we do, that cable television will become the dominant Internet transmission pipeline and the most effective way for long distance telephone giants to enter the local telephone business, then today's cable values may look cheap compared to tomorrow's. An examination of AT&T's recent agreement with Time Warner provides an illustration. AT&T has agreed to pay Time Warner $1.50 per cable subscriber/per month for exclusive access to its cable network this year. Over the next five years, this price escalates to $6.00 per cable subscriber/per month. Theoretically, this adds $12 billion of economic value to Time Warner's cable television business five years hence! Despite the strong gains of recent years, if you plug these types of numbers into other large cable holdings such as Cablevision Systems, cable operators look dirt cheap at today's prices. We are not suggesting that AT&T will strike similar deals with other cable companies. However, AT&T is not the only company in the world seeking access to the cable television pipeline.

THE INTERNET--A REALITY THAT IS CHANGING OUR WORLD

        As the Internet becomes more firmly entrenched in our everyday lives, we would like to share with you a sampling of past technological advances that contributed to improved quality of life and productivity.


INVENTION                                             DATE                          INVENTOR
---------                                             ----                          --------
Internal Combustion Engine                            1860                          Jean Joseph Etienne-Lenoir
Stock Ticker                                          1869                          Thomas Edison
Telephone                                             1876                          Alexander Graham Bell
Incandescent Electric Lamp                            1879                          Thomas Edison
Electric Motor                                        1881                          Thomas Edison
Radio                                                 1895                          Guglielmo Marconi
Talking Motion Picture                                1913                          Thomas Edison
Television                                            1926                          Philo Farnsworth
Nylon                                                 1935                          DuPont and Co.
Internet                                              1969                          BBN Corp.

        Internet stocks have dominated the business and consumer headlines. There are two widely divergent schools of thought on Internet stocks. The bulls, led by a whole new category of investors (aggressive on-line day traders), seem to believe that even the most optimistic projections fall well short of accurately reflecting the true growth potential of Internet companies. Their approach seems to be one of discounting valuations because no price is too high to pay for a stock with a "dot.com" at the end of its name. Stodgy investment traditionalists, who were brought up believing that stock prices should have some rational relationship to current as well as future value, are, of course, appalled at the notion that any young company in even the most explosive growth industry should trade at 100 times revenues.

        We fall somewhere in between. We think some of the current Internet stars (and perhaps a few "garage stage" companies we do not even know about), will go on to become giant, highly profitable companies. At some point down the road, we may look back and realize that a few Internet companies would have been bargains at 200 times revenues. Unfortunately, we do not know which Internet companies will end up in the S&P 500 and which will end up on the market trash heap.

        So, we will continue to pass on the richly priced pure Internet plays. But, we hope to continue to profit from reasonably valued companies that can benefit from the growth of the Internet. In recent years, we have reaped tremendous gains from cable television stocks, which as we anticipated, have become legitimate Internet players. More recently, we added Reader's Digest to the portfolio--remember the company that publishes the wholesome little magazine your grandparents and parents loved. Reader's Digest as an Internet company? We will see. The company has aggressive new management, which has shed money losing and marginally profitable businesses. Management also has a new business plan to capitalize on its data bank of 140 million names concentrated in the 50 year old and over demographic, which controls 70% of America's net worth. Reader's Digest will be on the Internet, selling home improvement, health care, financial and religious products--the kind of products in demand by its customer base. Over the next five years, the company's goal is to increase revenues from $2.8 billion to $5.0 billion, and profits from $100 million to $500 million. We think new Chairman and CEO Thomas Ryder, an American Express veteran who knows a few things about leveraging sales to an existing customer base, may be able to meet these goals.

        Another favorite is Navistar, which has a 38% share of the medium sized trucking market. If e-commerce lives up to growth expectations, the demand for medium sized trucks to deliver smaller packages over a wider distribution network should increase. Navistar's balance sheet is now more stable, and over the last two years, earnings have exceeded consensus estimates. If e-commerce helps improve demand in the medium sized truck market that Navistar dominates, earnings may continue to surprise on the upside. There is also some potential takeover speculation with Sweden's Volvo reportedly on the prowl for an acquisition in the trucking industry.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aeroquip-Vickers Inc. (ANV - $57.3125 - NYSE) is a leading worldwide manufacturer and distributor of components and systems to industrial, automotive and aerospace markets. Aeroquip's products include pressure hoses, fittings, adapters, couplings, fluid connectors and precision molded and extruded plastic products. Vickers' products include hydraulic pumps, motors and cylinders, electric motors and drivers, electronic controls, filters, and fluid-evaluation products and services. Eaton Corp. (ETN - $71.50 - NYSE) completed its acquisition of Aeroquip in April for $2 billion, or $58 per share.

Cablevision Systems Corp. (CVC - $74.125 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Coltec Industries Inc. (COT - $18.1875 - NYSE) manufactures a diversified range of engineered aerospace and industrial products. The aerospace division is a leading producer of landing gear systems, engine fuel controls, cockpit seating, turbine blades and fuel injectors for commercial and military aircraft. The industrial division manufactures seals, gaskets, packaging products and self-lubricating bearings. The B.F. Goodrich Co. (GR - $34.3125 - NYSE) is in the process of acquiring Coltec for $2.2 billion, or $20.125 per share.

Dana Corp. (DCN - $38.00 - NYSE) is one of the world's largest independent suppliers to vehicle and engine manufacturers and related aftermarkets. Dana produces engine, drive-train and braking components and systems. Founded in 1904 and based in Toledo, Ohio, the company operates some 340 major facilities in 32 countries and employs more than 86,000 people. A significant portion of the Automotive Aftermarket Group's resources came to Dana from its recent acquisition of Echlin Inc.

Ferro Corp. (FOE - $24.75 - NYSE), established in 1919 and based in Cleveland, Ohio, is a leading producer of porcelain enamel frit, powder coating and plastic compounds. Ferro is being repositioned as a premier specialty chemical company, producing specialty materials for industry including coatings, colors, ceramics, chemicals and plastics. Ferro's major markets are building and renovation, major appliances, household furnishings, transportation, industrial products, packaging and leisure products.

Liberty Media Group (LMG'A - $52.625 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $79.8125 - NYSE) and are now traded on the New York Stock Exchange.

Media General Inc. (MEG'A - $46.50 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of about 250,000. Media General operates fourteen network television stations in Southeastern markets, including Tampa, Jacksonville and Birmingham and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.

MediaOne Group Inc. (UMG - $63.50 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $79.8125 - NYSE) for $54 billion.

Mirage Resorts Inc. (MIR - $21.25 - NYSE) owns and operates casino-based entertainment resorts primarily in Las Vegas and Laughlin, Nevada. These resorts include Bellagio, Golden Nugget, The Mirage, Treasure Island and the Golden Nugget Laughlin. The $1.6 billion Bellagio hotel-casino next to Caesars Palace was opened in October. The $600 million Beau Rivage is set to open in Biloxi, Mississippi. A resort is planned for Atlantic City.

Navistar International Corp. (NAV - $40.1875 - NYSE) is the leading North American producer of heavy and medium duty trucks and school buses under the International brand. The company is also the leading supplier of mid-range, 160 to 300 horsepower, diesel engines. NAV has an approximate 40% share of the medium duty truck market and 20% share of the heavy duty truck market. NAV participates in cyclical industries. Nonetheless, the company generates substantial cash flow, which is not presently taxed due to Navistar's large (nearly $1.6 billion) tax loss carryforwards. Part of the anticipated increase in cash flow is likely to be directed to a six year, $650 million capital spending, development and production program for the company's "next generation" truck.

Telephone & Data Systems Inc. (TDS - $56.375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 3 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $44.00 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $7.75 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

Viacom Inc. (VIA'A - $83.3125 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

        We are pleased with our competitive returns versus the growth oriented S&P 500 and superior returns relative to broader market indices and most of our value peers. We believe the S&P 500, where valuations have been growing much faster than earnings, is vulnerable at current levels. However, we are continuing to find what we view as great values in an otherwise reasonably priced stock market.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                             Sincerely,

                                             /s/ MARIO J. GABELLI

                                             MARIO J. GABELLI, CFA
                                             Portfolio Manager and
                                             Chief Investment Officer


April 30, 1999


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1999

     Viacom Inc.                             Navistar International Corp.
     Media General Inc.                      USA  Networks Inc.
     Cablevision Systems Corp.               Dana Corp.
     MediaOne Group Inc.                     Chris-Craft Industries Inc.
     Telephone & Data Systems                Liberty Media Group

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS--93.5%
                        AGRICULTURE--0.7%
         440,000        Archer-Daniels-Midland Co. .......   $  6,462,500
                                                             ------------
                        AUTOMOTIVE: PARTS AND ACCESSORIES--3.9%
         730,000        Dana Corp. .......................     27,740,000
         232,400        Modine Manufacturing Co. .........      6,521,725
                                                             ------------
                                                               34,261,725
                                                             ------------
                        AVIATION: PARTS AND SERVICES--0.9%
          55,000        Barnes Group Inc. ................      1,031,250
         200,000        Coltec Industries Inc. ...........      3,637,500
         242,000        Fairchild Corp., Cl. A+...........      2,465,375
          10,000        Precision Castparts Corp. ........        402,500
                                                             ------------
                                                                7,536,625
                                                             ------------
                        BROADCASTING--5.2%
         160,000        Ackerley Group Inc. ..............      2,710,000
         556,221        Chris-Craft Industries Inc.+......     25,377,565
         165,000        Gray Communications Systems Inc.,
                          Cl. B...........................      2,206,875
         195,000        Grupo Televisa SA, GDR+...........      6,118,125
         130,000        Liberty Corp. ....................      6,816,875
         270,000        Paxson Communications Corp., Cl.
                          A+..............................      2,311,875
                                                             ------------
                                                               45,541,315
                                                             ------------
                        BUSINESS SERVICES--1.0%
         148,900        Berlitz International Inc.,
                          New+............................      3,368,862
         330,000        Cendant Corp. ....................      5,197,500
                                                             ------------
                                                                8,566,362
                                                             ------------
                        CABLE--15.3%
       1,012,000        Cablevision Systems Corp., Cl.
                          A+..............................     75,014,500
         930,000        MediaOne Group Inc. ..............     59,055,000
                                                             ------------
                                                              134,069,500
                                                             ------------
                        COMMUNICATIONS EQUIPMENT--0.5%
          28,000        Northern Telecom Ltd. ............      1,739,500
          30,000        Scientific-Atlanta Inc. ..........        817,500
          50,000        Xylan Corp. ......................      1,840,625
                                                             ------------
                                                                4,397,625
                                                             ------------
                        COMPUTER SOFTWARE AND SERVICES--0.1%
          50,000        PLATINUM Technology International
                          Inc. ...........................      1,275,000
                                                             ------------
                        CONSUMER PRODUCTS--2.4%
         500,000        Carter-Wallace Inc. ..............      9,062,500
         211,400        General Cigar Holdings Inc. ......      1,968,662
         168,000        General Cigar Holdings Inc., Cl.
                          B+(a)...........................      1,564,500
         125,000        Hartmarx Corp.+...................        609,375

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
          90,000        Mattel Inc. ......................   $  2,238,750
         170,000        Ralston Purina Group..............      4,536,875
          41,700        Syratech Corp. +..................        667,200
                                                             ------------
                                                               20,647,862
                                                             ------------
                        CONSUMER SERVICES--0.9%
         250,000        Loewen Group Inc. ................        453,125
         445,000        Rollins Inc. .....................      7,481,562
                                                             ------------
                                                                7,934,687
                                                             ------------
                        DIVERSIFIED INDUSTRIAL--1.3%
          50,000        Ampco-Pittsburgh Corp. ...........        493,750
          78,000        Honeywell Inc. ...................      5,913,375
         219,000        Katy Industries Inc. .............      2,847,000
          60,000        Lamson & Sessions Co.+............        296,250
         215,000        Tyler Corp.+......................        940,625
         120,000        WHX Corp. ........................        945,000
                                                             ------------
                                                               11,436,000
                                                             ------------
                        ENERGY AND UTILITIES--1.7%
         581,880        Citizens Utilities Co., Cl. B+....      4,509,570
          25,000        Global Marine Inc. ...............        293,750
         300,000        PennzEnergy Co. ..................      3,150,000
         215,000        Pennzoil-Quaker State Co. ........      2,660,625
         156,000        Southwest Gas Corp. ..............      4,290,000
                                                             ------------
                                                               14,903,945
                                                             ------------
                        ENTERTAINMENT--17.6%
         183,160        Ascent Entertainment Group
                          Inc.+...........................      2,003,312
          88,000        GC Companies Inc.+................      2,766,500
         456,400        Liberty Media Group, Cl. A+.......     24,018,050
         800,000        USA Networks Inc.+................     28,650,000
       1,164,000        Viacom Inc., Cl. A+...............     96,975,750
                                                             ------------
                                                              154,413,612
                                                             ------------
                        EQUIPMENT AND SUPPLIES--9.3%
         320,000        Aeroquip-Vickers Inc. ............     18,340,000
          40,000        AMP Inc. .........................      2,147,500
          40,000        Deere & Co. ......................      1,545,000
         210,000        Flowserve Corp. ..................      3,268,125
         130,000        Gerber Scientific Inc. ...........      2,624,375
         235,000        Hussmann International Inc. ......      3,451,563
         945,000        Navistar International Corp. .....     37,977,188
         263,600        Pittway Corp., Cl. A..............      6,985,400
          75,000        Sequa Corp., Cl. A+...............      3,768,750
          24,500        Sequa Corp., Cl. B+...............      1,659,875
           7,500        Smith (A.O.) Corp. ...............        146,250
                                                             ------------
                                                               81,914,026
                                                             ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        COMMON STOCKS (CONTINUED)
                        FINANCIAL SERVICES--1.7%
         200,000        American Bankers Insurance Group
                          Inc. ...........................   $ 10,400,000
          45,000        BA Merchant Services Inc. ........        916,875
          16,000        Lehman Brothers Holdings Inc. ....        956,000
          20,000        Mellon Bank Corp. ................      1,407,500
          81,000        Pioneer Group Inc. ...............      1,199,812
                                                             ------------
                                                               14,880,187
                                                             ------------
                        FOOD AND BEVERAGE--3.4%
          33,739        Advantica Restaurant Group
                          Inc.+...........................        168,695
         110,000        Corn Products International
                          Inc. ...........................      2,633,125
         230,000        PepsiCo Inc. .....................      9,013,125
          80,000        Quaker Oats Co. ..................      5,005,000
          45,000        Seagram Co. ......................      2,250,000
         640,000        Whitman Corp. ....................     11,000,000
                                                             ------------
                                                               30,069,945
                                                             ------------
                        HEALTH CARE--0.4%
         300,000        IVAX Corp.+.......................      3,543,750
                                                             ------------
                        HOTELS AND GAMING--2.5%
         540,000        Aztar Corp.+......................      2,598,750
         120,000        Circus Circus Enterprises Inc.+...      2,107,500
         263,401        Gaylord Entertainment Co., Cl.
                          A...............................      6,387,474
         260,000        Hilton Hotels Corp. ..............      3,656,250
         250,000        Mirage Resorts Inc.+..............      5,312,500
         280,000        Park Place Entertainment Corp. ...      2,117,500
                                                             ------------
                                                               22,179,974
                                                             ------------
                        METALS AND MINING--0.3%
          32,000        Barrick Gold Corp. ...............        546,000
         201,000        Echo Bay Mines Ltd.+..............        339,187
          70,000        Homestake Mining Co. .............        603,750
          55,000        Placer Dome Inc. .................        615,313
         365,000        Royal Oak Mines Inc.+.............         32,850
         300,000        TVX Gold Inc.+....................        375,000
                                                             ------------
                                                                2,512,100
                                                             ------------
                        PUBLISHING--11.0%
          44,000        McGraw-Hill Companies Inc. .......      2,398,000
       1,674,000        Media General Inc., Cl. A (b).....     77,841,000
         124,000        Meredith Corp. ...................      3,898,250
         170,000        Penton Media Inc. ................      3,825,000
         250,000        Reader's Digest Association Inc.,
                          Cl. B...........................      6,875,000
          22,000        Tribune Co. ......................      1,439,625
                                                             ------------
                                                               96,276,875
                                                             ------------
                        REAL ESTATE--1.2%
         730,000        Catellus Development Corp.+.......      9,763,750
         130,000        Griffin Land & Nurseries Inc.+....      1,202,500
                                                             ------------
                                                               10,966,250
                                                             ------------

                                                                MARKET
       SHARES                                                   VALUE
       ------                                                   ------
                        RETAIL--1.4%
          17,100        Burlington Coat Factory Warehouse
                          Corp. ..........................   $    200,925
         140,000        Food Lion Inc., Cl. A.............      1,288,438
          50,000        Ingles Markets Inc., Cl. A........        575,000
         130,000        Lillian Vernon Corp. .............      1,560,000
         252,400        Neiman Marcus Group Inc.+.........      5,710,550
         220,000        Republic Industries Inc. .........      2,722,500
                                                             ------------
                                                               12,057,413
                                                             ------------
                        SATELLITE--0.6%
         150,000        COMSAT Corp. .....................      4,340,625
          50,000        Loral Space & Communications
                          Ltd.+...........................        721,875
         150,000        TCI Satellite Entertainment Inc.,
                          Cl. A+..........................         98,438
                                                             ------------
                                                                5,160,938
                                                             ------------
                        SPECIALTY CHEMICALS--1.1%
          30,000        Dexter Corp. .....................        945,000
         200,000        Ferro Corp. ......................      4,950,000
         100,000        Morton International Inc. ........      3,675,000
                                                             ------------
                                                                9,570,000
                                                             ------------
                        TELECOMMUNICATIONS--3.6%
         160,000        AT&T Corp. .......................     12,770,000
         168,462        Commonwealth Telephone Enterprises
                          Inc.+...........................      6,201,507
         150,000        Frontier Corp. ...................      7,781,250
         110,000        RCN Corp.+........................      3,691,875
          60,000        Rogers Communications Inc., Cl.
                          B+..............................      1,087,500
                                                             ------------
                                                               31,532,132
                                                             ------------
                        WIRELESS COMMUNICATIONS--5.5%
         105,000        Rogers Cantel Mobile
                          Communications Inc., Cl. B......      1,896,563
         250,000        Telecom Italia Mobile SpA.........      1,682,880
         785,000        Telephone & Data Systems Inc. ....     44,254,375
                                                             ------------
                                                               47,833,818
                                                             ------------
                        TOTAL COMMON STOCKS...............    819,944,166
                                                             ------------
                        PREFERRED STOCKS--0.5%
                        PUBLISHING--0.5%
         155,500        News Corp. Ltd., ADR Preference
                          Shares..........................      4,276,250
                                                             ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL                                         MARKET
  AMOUNT                                           VALUE
----------                                      -----------
            CORPORATE BONDS--0.1%
            ENTERTAINMENT--0.1%
$  497,000  Viacom Inc., Sub. Deb. 8.00%,
              07/07/06........................  $    516,880
                                                ------------
            REPURCHASE AGREEMENT--0.5%
 4,507,000  Agreement with Salomon Smith
              Barney, 4.88%, due 04/01/99
              (c).............................     4,507,000
                                                ------------
            U.S. GOVERNMENT OBLIGATIONS--5.3%
46,500,000  U.S.Treasury Bills, 4.74% to
              4.94%++, due 04/22/99...........    46,371,375
                                                ------------
            TOTAL INVESTMENTS--99.9% (Cost
              $562,300,839)...................   875,615,671
            OTHER ASSETS AND LIABILITIES
              (NET)--0.1%.....................     1,004,366
                                                ------------
            NET ASSETS--100.0% (50,703,301
              shares outstanding).............  $876,620,037
                                                ============

                                                                MARKET
                                                                VALUE
                                                                -----
                        NET ASSET VALUE AND REDEMPTION
                          PRICE PER SHARE.................         $17.29
                                                                    =====

                        MAXIMUM OFFERING PRICE PER SHARE
                          ($17.29/.945, based on maximum
                          sales charge of 5.5% of the
                          offering price at March 31,
                          1999.)..........................         $18.30
                                                                    =====


------------------------------

 (a)  Security fair valued as determined by the Board of Directors.
 (b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
 (c) Agreement dated 03/31/99 to be repurchased at $4,507,610. Collateralized by $4,625,000 U.S. Treasury Bill, 4.69%++ due 05/13/99 (value $4,599,563).
  +   Non-income producing security.
 ++   Represents annualized yield at date of purchase.
 ADR--American Depositary Receipt.
 GDR--Global Depositary Receipt.

      THE GABELLI VALUE FUND INC.
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey, Hawkins & Lynch
Gabelli Asset Management
  Inc.

Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

               CUSTODIAN
 Boston Safe Deposit and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
       Willkie Farr & Gallagher

              UNDERWRITER
        Gabelli & Company Inc.

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Value Fund Inc. It is
not authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.

---------------------------------------

                                                      [PHOTO]

                                         THE
                                         GABELLI
                                         VALUE
                                         FUND
                                         INC.
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999